PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (“Agreement”) dated as of January 19, 2010 (the “Execution Date”), but effective as of December 1, 2009, is by and between RCWI, L.P., a Texas limited partnership (“Seller”), and REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P., a Texas limited partnership (“Buyer”).

WHEREAS, Seller acquired certain assets from Azalea Properties, Ltd. (“Azalea Assets”) on January 19, 2010,

WHEREAS, Seller acquired the Azalea Assets under the terms of (1) a Purchase and Sale Agreement, dated December 18, 2009, but effective December 1, 2009, (2) a Side Letter Agreement, dated January 19, 2010, regarding “Post Closing Properties/Title Defect Notice”, (3) a Side Letter Agreement, dated January 19, 2010, regarding “Third Party Consents”, (4) a Side Letter Agreement, dated January 19, 2010, regarding “Post Closing PUDs” and (5) numerous assignments of interest from Azalea Properties, Ltd. (Items (2), (3) and (4) shall hereinafter be referred to as the “Letter Agreements”),

WHEREAS, Seller wishes to sell 61% of its right, title and interest in and to the Azalea Assets to Buyer,

WHEREAS, Buyer wishes to buy 61% of Seller’s right, title and interest in and to the Azalea Assets,

NOW THEREFORE, in consideration of the mutual promises contained herein, the benefits to be derived by each party hereunder and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

ARTICLE I

PURCHASE AND SALE

1.01           Purchase and Sale.  Seller agrees to sell and convey and Buyer agrees to purchase and pay for the Interests subject to the terms and conditions of this Agreement.

1.02           Interests.  All of the following shall be referred to as the “Interests”:

(a)           61% of Assignor’s right, title and interest in and to the properties listed on Exhibit A (the “Properties”).

(b)           61% of Seller’s right, title and interest in and to the entire estates created by the leases, licenses, permits and other agreements applicable to, or pertinent to, the ownership and operation of the Properties (the “Leases”) insofar as the Leases cover and relate to the lands described in the Leases (the “Lands”), together with (i) all rights, privileges, benefits and powers conferred upon the holder of the Leases with respect to the use and occupation of the surface of the Lands that may be necessary, convenient or incidental to the possession and enjoyment of the Leases, (ii) all rights in respect of any pooled or unitized acreage located in whole or in part within the Lands by virtue of the Leases, including rights to production from the pool or unit allocated to any Lease being a part thereof, regardless of whether such production is from the Lands, (iii) all rights, options, titles and interests of Seller granting Seller the right to obtain, or otherwise earn interests within the Lands no matter how earned, and (iv) all tenements, hereditaments and appurtenances belonging to any of the foregoing;

(c)           61% of Seller’s right, title and interest in and to all of the oil and gas wells, saltwater disposal and water wells and injection wells (whether or not currently producing) (the “Wells”) associated with or located on the Properties, all pipelines, flowlines, plants, gathering and processing systems, platforms, buildings, compressors, meters, tanks, machinery, tools, pulling machines, utility lines, and all of the personal property, equipment, fixtures and improvements now or as of the Effective Time (as defined in Section 1.03 below) in or on the Lands, appurtenant thereto or used in connection therewith or with the production, treatment, sale or disposal of hydrocarbons or water produced therefrom or attributable thereto and all other appurtenances thereunto belonging, whether or not located on the Leases;

(d)           61% of Seller’s right, title and interest in and to the contracts and contractual rights, obligations and interest, including all farmout agreements, farmin agreements, drilling contracts, operating agreements, sales contracts, saltwater disposal agreements, division orders and transfer orders and other contracts or agreements covering or affecting any or all of the Properties (the “Contracts”).  ;

(e)           61% of Seller’s right, title and interest in and to the easements, licenses, authorizations, permits and similar rights and interests applicable to, or pertinent to, the ownership and operation of the Properties;

(f)           61% of Seller’s right, title and interest in and to all inventories, oil, gas and production in tanks, in storage below the pipeline connection in tanks or upstream of the sales meter (“line fill”) and inventory attributable to the Properties;

(g)           61% of Seller’s right, title and interest in and to all other right and interests in, to or under or derived from the Interests, even though same may be improperly described or omitted from the exhibits;

(h)           61% of Seller’s right, title and interest in and to the rights and obligations set forth in the Letter Agreements and

(i)           Copies of all original files, records, documentation and data in Seller’s possession relating to (or evidencing) Seller’s ownership or rights in the Leases Fee Interests, Lands and Wells, production, rights-of-way or other rights and interests described herein, including but not limited to lease files, land files, well files, accounting files, production sales agreements files, division and transfer order files, written contracts, title opinions and abstracts, legal records, governmental filings, geological data, seismic data, information and analysis, production reports, production logs, core sample reports and maps as such data is assembled in the normal course of business but exclusive of (A) any such records, data or information where the transfer of same is prohibited by third party agreements or applicable law, as to which Seller is unable to secure a waiver, or (B) the work product of Seller’s legal counsel, excluding title opinions.

1.03           Effective Time.  The purchase and sale of the Interests shall be effective for all purposes as of December 1, 2009 at 7:00 a.m., local time at the location of the Interests (the “Effective Time”).

ARTICLE II

PURCHASE PRICE

2.01           Purchase Price.  The purchase price for the Interests shall be Thirteen Million One Hundred Eighty Two Thousand One Hundred Seventy One Dollars ($13,182,171.00) (the “Purchase Price”), which shall be adjusted as set forth in Section 2.02 below.

2.02           Adjustments to Purchase Price.  The Purchase Price to be paid at Closing shall be minus the Earnest Money and further adjusted as follows and the resulting amount shall be referred to as the “Adjusted Purchase Price”:

(a)           The Purchase Price shall be adjusted upward for any cash expenditures actually made by Seller relating to the Interests from the Effective Time to the Closing Date;

(b)           The Purchase Price shall be adjusted downward for any cash actually received by Seller relating to the Interests from the Effective Time to the Closing Date.

(c)           The Purchase Price shall be adjusted in accordance with the terms of the Letter Agreements.

(d)           Seller and Buyer agree that no adjustments other than those set forth from (a) to (c) above shall be made to the Purchase Price.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.01           Representations and Warranties of Seller.  Seller represents and warrants to Buyer as follows:

(a)           Seller is a Texas limited partnership duly organized, validly existing and in good standing under the laws of its state of organization.

(b)           Seller has the requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, to sell the Interests on the terms described in this Agreement and to perform its obligations under this Agreement.  The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, (i) any provision of Seller’s governing documents, (ii) any agreement or instrument to which Seller is a party or is bound, except those as to which consents have been or will be obtained prior to the Closing, or (iii) any judgment, decree, order, statute, rule or regulation applicable to Seller.

(c)           The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Seller.

(d)           This Agreement has been duly executed and delivered on behalf of Seller, and at the Closing all documents and instruments required hereunder to be executed and delivered by Seller shall have been duly executed and delivered.  This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Seller enforceable against it in accordance with its and their respective terms.

(e)           The Contracts and the Leases are in full force and effect and have not been modified or amended in any material respect, and Seller is not in default thereunder.

(f)           No claim, demand, filing, hearing, notice of violation, proceeding, notice or demand letter, investigation, administrative proceeding, civil, criminal or other action, suit or other legal proceeding is pending or, to the best of Seller’s knowledge, threatened against Seller or any third party which operates an Interest relating to, resulting from or affecting the ownership or operation of the Interests.  No notice from any governmental authority or any other person (including employees) has been received by Seller or, to the best of Seller’s knowledge, any third party which operates any Interest as to any claim, demand, filing, hearing, notice of violation, proceeding, notice or demand letter, relating to, resulting from or affecting the ownership or operation of the Interests, claiming any violation of any law, statute, rule, regulation, ordinance, order, decision or decree of any governmental authority (including, without limitation, any such law, rule, regulation, ordinance, order, decision or decree concerning the conservation of natural resources) or claiming any breach of contract or agreement with any third party.

(g)           Seller does not operate and has not operated any of the Interests.

(h)           All royalties, rentals, and other payments due pursuant to or with respect to the Interests, which are payable by Seller have been properly and timely paid, and to the knowledge of Seller, if payable by third parties, have been properly and timely paid.  There are no royalty suspense accounts maintained by Seller with respect to the Interests.  Neither Seller, nor, to the knowledge of Seller, any other party is in default under any Lease as of the Execution Date, and to which Seller is a party, and the Leases are valid and subsisting oil and gas leases and are currently in full force and effect.

(i)           Seller has obtained and is in compliance with all licenses, permits, contracts, easements and agreements relating to the Interests that are required to be obtained by Seller.  To the knowledge of Seller, each third party operator of the Interests has obtained and is in compliance with all licenses, permits, contracts, easements and agreements relating to the Interests that are required to be obtained by it.  To the knowledge of Seller, all such licenses, permits, contracts, easements and agreements are in full force and effect; and no violations exist under such licenses, permits, contracts and agreements.  Seller is in compliance with all laws, rules and regulations of federal, state or local entities, which have jurisdiction over Seller, or the

Interests to be sold hereunder, including but not limited to all environmental regulations and laws.  Seller has been and is in material compliance, and to the knowledge of Seller, each third party operator of the Interests is in material compliance, under all environmental laws.

(j)           To the knowledge of Seller, there are no gas imbalances that exist with respect to the Interests.

(k)           There are no Wells included in the Interests that (i) Seller, or, to the knowledge of Seller, a third party operator, is obligated by law or contract to currently plug and abandon, or (ii) are subject to exceptions to a requirement to plug and abandon issued by a governmental authority.  Seller has not installed any underground storage tanks or constructed any unlined production pits in, on or underlying any of the Interests, and to the knowledge of Seller, no underground storage tanks or unlined production pits have been installed or constructed by anyone else in, on or underlying any of the Interests.

(l)           All property, ad valorem, production, severance and other taxes of a similar nature that are due have been timely paid or are being contested in good faith.  There are no extensions or waivers of any statute of limitations with respect to such taxes or tax liens burdening the Interests except for liens for current taxes not yet due and payable.

(m)           Seller is not a “foreign person” within the meaning of §1445 of the Internal Revenue Code of 1986, as amended.

(n)           There are no bankruptcy or receivership proceedings pending against, being contemplated by, or threatened against Seller.

(o)           Seller is an experienced and knowledgeable investor in the oil and gas business.  Seller has been advised by and has relied solely on its own expertise and legal, tax, reservoir engineering, environmental and other professional counsel concerning this transaction, the Interests and value thereof.

(p)           Seller is not obligated by virtue of a hedging contract to deliver hydrocarbons produced from the Wells at any time after the Closing Date without then or thereafter receiving full payment therefor.

3.02           Representations and Warranties of Buyer.  Buyer represents and warrants to Seller as follows:

(a)           Buyer is a Texas limited partnership and is duly organized, validly existing and in good standing under the laws of its state of organization.

(b)           Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement, to purchase the Interests on the terms described in this Agreement and to perform its other obligations under this Agreement.  The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Buyer’s governing documents, or any agreement or instrument to which Buyer is a party or is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer.

(c)           The execution, delivery and performance of this Agreement and the transactions contemplated hereby have been duly and validly authorized by all requisite action on the part of Buyer.

(d)           This Agreement has been duly executed and delivered on behalf of Buyer, and at the Closing all documents and instruments required hereunder to be executed and delivered by Buyer shall have been duly executed and delivered.  This Agreement does, and such documents and instruments shall, constitute legal and valid obligations of Buyer enforceable against it in accordance with its and their respective terms.

(e)           Prior to executing this Agreement, Buyer has been afforded an opportunity to (i) examine the Interests and such materials as it has requested to be provided to it by Seller, and (ii) discuss with representatives of Seller such materials and the nature and operation of the Interests.  In entering into this Agreement, Buyer has relied solely on the express representations and covenants of Seller in this Agreement, its independent investigation of, and judgment with respect to, the Interests and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and not on any comments or statements of any representatives of, or consultants or advisors engaged by, Seller or its representatives.

(f)           Prior to the Closing, Buyer will use its commercially reasonable efforts to satisfy all bonding requirements of all state and federal governmental authorities so that Buyer is qualified to own the Interests.  The consummation of the transactions contemplated hereby will not cause Buyer to be disqualified as an owner of state or federal oil, gas and mineral leases, or to exceed any acreage limitation imposed by any law, statute, rule or regulation.

(g)           Buyer is an experienced and knowledgeable investor and operator in the oil and gas business.

(h)           Buyer has arranged to have available by the Closing Date sufficient funds to enable the payment to Seller by wire transfer the Adjusted Purchase Price in accordance with Section 7.04 hereof and to otherwise perform Buyer’s obligations under this Agreement.

ARTICLE IV

[INTENTIONALLY LEFT BLANK]

ARTICLE V

PLUGGING AND ABANDONMENT/ DISCLAIMER OF WARRANTIES

5.01           Plugging and Abandonment.  Upon Closing, Buyer shall assume all of Seller’s plugging, replugging, abandonment, removal, disposal and restoration obligations associated with the Interests acquired hereunder.  Such obligations being assumed shall include, but not be limited to, all necessary and proper plugging and abandonment and/or removal and disposal of all of the Wells, whether pre-existing or drilled by Seller, and all structures, personal property and equipment located on or associated with the Leases, the necessary and proper capping and burying of all associated flow lines, and any necessary disposal of naturally occurring radioactive material (NORM) or asbestos.  All plugging, replugging, abandonment, removal, disposal and restoration operations shall be in compliance with applicable laws and regulations and conducted in a good and workmanlike manner.

5.02           Disclaimer of Warranties.  THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT (OR IN THE ASSIGNMENT TO BE EXECUTED PURSUANT TO THIS AGREEMENT) ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND SELLER EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES.  SUBJECT TO THE FOREGOING, THE INTERESTS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS, OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE, AND WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY, OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER.  BUYER SHALL, EXCEPT AS PROVIDED OTHERWISE HEREIN, ACCEPT ALL OF THE SAME “AS IS, WHERE IS”.  WITHOUT LIMITATION OF THE FOREGOING, EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS AGREEMENT, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION, OR MATERIALS NOW HERETOFORE, OR HEREAFTER FURNISHED OR MADE AVAILABLE TO BUYER IN CONNECTION WITH THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, PRICING ASSUMPTIONS OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE INTERESTS OR THE ABILITY OR POTENTIAL OF THE INTERESTS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE INTERESTS OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO BUYER BY SELLER, OR BY SELLER’S AGENTS OR REPRESENTATIVES.  EXCEPT TO THE EXTENT EXPRESSLY PROVIDED IN THIS AGREEMENT, ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION, AND OTHER MATERIALS (WRITTEN OR ORAL) FURNISHED BY SELLER OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO BUYER ARE PROVIDED TO BUYER AS A CONVENIENCE AND SHALL NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST SELLER, AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT BUYER’S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

ARTICLE VI

CONDITIONS TO CLOSING

6.01           Conditions to Obligations of Seller.  The obligations of Seller to consummate the transactions contemplated by this Agreement are subject to (i) the satisfaction, or waiver by

Seller, of the condition that all representations and warranties of Buyer contained in this Agreement shall be true in all material respects (or true in all respects as to such representations and warranties that are qualified by materiality) at and as of the Closing as if such representations and warranties were made at and as of the Closing, (ii) Buyer shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Buyer at or prior to the Closing, (iii) there being no suits, actions or other proceedings pending or threatened to restrain or prohibit the consummation of the transactions contemplated by this Agreement, and (iv) neither party having exercised its right to terminate this Agreement pursuant to Section 9.01.

6.02           Conditions to Obligations of Buyer.  The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to (i) the satisfaction, or waiver by Buyer, of the condition that all representations and warranties of Seller contained in this Agreement shall be true in all material respects (or true in all respects as to such representations and warranties that are qualified by materiality) at and as of the Closing as if such representations and warranties were made at and as of the Closing, (ii) Seller shall have performed and satisfied all covenants and agreements required by this Agreement to be performed and satisfied by Seller at or prior to the Closing, (iii) there being no suits, actions or other proceedings pending or threatened to restrain or prohibit the consummation of the transactions contemplated by this Agreement and (iv) neither party having exercised its right to terminate this Agreement pursuant to Section 9.01.

ARTICLE VII

CLOSING

7.01           Date of Closing.  Subject to the conditions stated in this Agreement, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall be held at 10:00 AM on or before January 19, 2010.  Said date shall be referred to as the “Closing Date”.

7.02           Place of Closing.  The Closing shall be held at 1901 North Central Expressway, Suite 300, Richardson, Texas 75080, or at such other place as Buyer and Seller may agree upon in writing.

7.03           Closing Obligations.  At the Closing the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a)           Buyer shall deliver to Seller a cashier’s check or wire transfer for $13,182,170.00, the Preliminary Amount

(b)           Seller shall deliver to Buyer copies of all original land, legal, accounting, engineering, geological and geophysical records in its possession relating to the Interests.

ARTICLE VIII

OBLIGATIONS AFTER CLOSING

8.01 Post-Closing Delivery of Documents.  Within ninety (90) days of Closing, Seller shall do the following:

(a)           Seller shall execute, acknowledge and deliver (in sufficient counterparts to facilitate recording) the Assignment, Conveyance and Bill of Sale (“Assignment”) conveying the Leases to Buyer in substantially the form attached as Exhibit B hereto.  As appropriate, Seller shall also execute, acknowledge and deliver separate assignments of the Interests on officially approved forms, in sufficient counterparts, to satisfy applicable statutory and regulatory requirements.

(b)           Buyer shall deliver transfer orders or letters in lieu thereof directing all purchasers of production to make payment of proceeds attributable to production from the Interests after the Effective Time to Buyer; and Seller shall execute and deliver to Buyer Seller’s affidavit of non-foreign status.

8.02           Post-Closing Adjustments.  After the Closing, Seller shall make available to Buyer all accounting records necessary for Seller to prepare, in accordance with this Agreement, a statement (the “Final Settlement Statement”) setting forth each adjustment or payment which was not finally determined as of the Closing or finally determined pursuant to the last sentence of this Section 8.02 and showing the calculation of such adjustments.  As soon as practicable after receipt of the Final Settlement Statement, Buyer shall deliver to Seller a written report containing any changes which Buyer proposes be made to the Final Settlement Statement.  The parties shall undertake to agree with respect to the amounts due pursuant to such post-closing adjustment no later than ninety (90) days after the Closing.  If such post-closing adjustment has not been agreed to within ninety (90) days after the Closing, either party may seek to enforce any rights it claims hereunder.  The date upon which such agreement is reached or upon which the Adjusted Purchase Price is established, shall be referred to as the “Final Settlement Date.”  In the event that (i) the Adjusted Purchase Price is more than the Preliminary Amount, Buyer shall deliver to Seller or to Seller’s account the amount of such difference in immediately available funds, or (ii) the Adjusted Purchase Price is less than the Preliminary Amount, Seller shall deliver to Buyer or to Buyer’s account the amount of such difference in immediately available funds.  Payment by Buyer or Seller shall be made within five (5) days of the Final Settlement Date.  To the extent not accounted for in the computation of the Adjusted Purchase Price, all uncollected accounts receivable attributable to the Interests on or after the Effective Time shall be assigned to Buyer.  Notwithstanding the foregoing, if after the Closing either party shall receive any payment belonging to the other party, the party receiving the payment due to the other party shall remit within five (5) business days the same to such other party.

8.03           Sales Taxes and Recording Fees.  Seller will determine, with Buyer’s assistance, what sales tax, if any, is due in connection with the sale of the Interests.  Seller and Buyer agree to use commercially reasonable efforts and cooperate in good faith to exempt the sale, conveyance, assignments and transfers to be made to Buyer from any sales, use, stamp, real estate transfer, documentary, registration, recording and other similar taxes (each a “Transfer

Tax”).  If a determination is made that a Transfer Tax applies, Buyer shall be liable for such tax occasioned by the sale of the Interests.

8.04           Indemnification.  After the Closing, Buyer and Seller shall indemnify each other as follows:

(a)           Including any “Environmental Claim” as defined herein, Buyer shall defend, indemnify and save and hold harmless Seller against any and all costs, expenses, claims, demands and causes of action of whatsoever kind or character, including court costs and attorneys’ fees, arising out of any operations conducted, commitment made or any action taken or omitted with respect to the Interests, which accrue or relate to times on and after the Closing Date.  “Environmental Claim” shall mean any claim, demand or cause of action asserted by any governmental agency or any person, corporation or other entity for personal injury (including sickness, disease or death), property damage or damage to the environment resulting from the discharge or release of any chemical, material or emission into one or more of the environmental media at or in the vicinity of the Interests.

(b)           Excluding any Environmental Claim, Seller shall defend, indemnify and save and hold harmless Buyer against any and all costs, expenses, claims, demands and causes of action of whatsoever kind or character, including court costs and attorneys’ fees, arising out of any operations conducted, commitment made or any action taken or omitted with respect to the Interests, which accrue or relate to times prior to the Closing Date.

(c)           THE INDEMNIFICATION, RELEASE AND ASSUMPTION PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE SOLELY OR IN PART FROM THE ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, BREACH OF DUTY (STATUTORY OR OTHERWISE), OR OTHER FAULT OF ANY INDEMNIFIED PARTY, PROVIDED THAT NO SUCH INDEMNIFICATION SHALL BE APPLICABLE TO THE EXTENT OF ANY GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.  BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

8.05           Further Assurances.  Seller and Buyer shall execute, acknowledge and deliver or cause to be executed, acknowledged and delivered such instruments and take such other action as may be necessary or advisable to carry out their obligations under this Agreement and under any exhibit, document, certificate or other instrument delivered pursuant hereto.

8.06           Survival.  The representations, warranties, covenants, agreements and indemnities contained in this Agreement shall expire on the Closing Date.

ARTICLE IX

TERMINATION OF AGREEMENT

9.01           Termination.  This Agreement and the transactions contemplated hereby may be terminated in the following instances:

(a)           By Buyer if any condition set forth in Section 6.02 above shall not be satisfied on or before the Closing;

(b)           By Seller if any condition set forth in Section 6.01 above shall not be satisfied on or before the Closing; or

(c)           By the mutual written agreement of Buyer and Seller.

ARTICLE X

MISCELLANEOUS

10.01         Expenses.  Except as otherwise specifically provided in this Agreement, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transactions contemplated by this Agreement shall be paid by the party incurring the same, including without limitation, legal and accounting fees, costs and expenses.
Notices

10.02         Notices.  All notices and communications required or permitted under this Agreement shall be in writing and shall be effective when received by mail, telecopy or hand delivery as follows:

If to Seller:	RCWI, L.P.
1901 North Central Expressway
Suite 300
Richardson, Texas  75080
Attn:  H. Walt Dunagin
Phone: (972) 437 – 6792
Fax:      (972) 994 – 0369

If to Buyer:	Reef Oil & Gas Income And Development Fund III, L.P.
1901 North Central Expressway
Suite 300
Richardson, Texas  75080
Attn:  H. Walt Dunagin
Phone: (972) 437 – 6792
Fax:      (972) 994 – 0369

Either party may, by written notice so delivered to the other, change the address to which notice shall thereafter be made.

10.03         Amendment.  This Agreement may not be altered or amended, nor any rights hereunder be waived, except by an instrument in writing executed by the party or parties to be charged with such amendment or waiver.  No waiver of any term, provision or condition of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any other term, provision or condition of this Agreement.

10.04         Assignment.  Neither Seller nor Buyer may assign any portion of its rights or delegate any portion of its duties or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld, delayed or conditioned.

10.05         Announcements.  Seller and Buyer shall consult with each other with regard to all press releases and other announcements concerning this Agreement or the transaction contemplated hereby and, except as may be required by applicable laws or regulations of any governmental agency, neither Buyer nor Seller shall issue any such press release or make any other announcement without the prior written consent of the other party.

10.06         Generality of Provisions.  The specificity of any representation, warranty, covenant, agreement or indemnity included or provided in this Agreement, or in any exhibit, document, certificate or other instrument delivered pursuant hereto, shall in no way limit the generality of any other representation, warranty, covenant, agreement or indemnity included or provided in this Agreement, or in any exhibit, document, certificate or other instrument delivered pursuant hereto.

10.07.        Headings.  The headings of the articles and sections of this Agreement are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement.

10.08         Counterparts.  This Agreement may be executed by Buyer and Seller in any number of counterparts.  Each of the counterparts shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument.

10.09         References.  References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals, partnerships or corporations.  As used in this Agreement, “person” shall mean any natural person, corporation, partnership, trust, estate or other entity.  As used in this Agreement, “affiliate” of a person shall mean any partnership, joint venture, corporation or other entity in which such person has an interest or which controls, is controlled by or is under common control of such person.

10.10         Governing Law.  This Agreement, and the transactions contemplated hereby, shall be construed in accordance with, and governed by, the laws of the State of Texas without regard to its conflict of laws principles, and venue shall be in Dallas County, Texas.

10.11         Entire Agreement.  This Agreement (including the exhibits hereto) constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all negotiations, prior discussions and prior agreements and understandings relating to such subject matter.  No material representation, warranty, covenant, agreement, promise, inducement or statement, whether oral or written, has been made by Seller or Buyer and relied upon by the other that is not set forth in this Agreement or in the instruments referred to herein, and neither Seller nor Buyer shall be bound by or liable for any alleged representation, warranty, covenant, agreement, promise, inducement or statement not so set forth.

10.12         Severability.  If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

10.13         Parties in Interest.  This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.  Nothing contained in this Agreement, express or implied, is intended to confer upon any other person or entity any benefits, rights or remedies.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the first date above written.

RCWI, L.P.
By:           RCWI, GP, LLC

/s/ Michael J. Mauceli
By: Michael J. Mauceli, Manager

REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P.
By:          Reef Oil & Gas Partners, L.P.,
its General Partner

By:          Reef Oil & Gas Partners, GP, LLC,
its General Partner

/s/ Michael J. Mauceli
By: Michael J. Mauceli, Manager

EXHIBIT A

The Properties

EXHIBIT A

Attached to and part of that certain Purchase and Sale Agreement by and between
RCWI, L.P., Seller, and , Reef Oil & Gas Income and Development Fund III, L.P.Buyer, dated January 19, 2010.

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %

THUMS LONG BEACH UNIT	WILMINGTON	THUMS LONG BEACH COMPANY	LOS ANGELES	CA	0.186580	0.186580
NONION STRUMA SAND UNIT - 1	IOTA	HEADINGTON OIL COMPANY LIMITED	ACADIA	LA	3.297923	2.665318
CL & F #1 (R4C RC SUA) - 1	BAYOU PENCHANT	CHAPARRAL ENERGY INC	TERREBONNE	LA	6.013680	4.179700
WEST DOLLARHIDE DEVONIAN UNIT	DOLLARHIDE	OXY USA INC.	LEA	NM	4.177660	3.629120
TIGER 495 #1	WASSON	GUNGOLL CARL E EXPLORATION LLC	GAINES	TX	3.000000	2.160000
GRISSOM SEC 2 #2-2	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	8.000000	6.240000
DOBSON SEC 1 #4-1	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	8.000000	6.023625
LSU #2 & SL 5024 #2 (MPT MV RA SU) - 002D	MANCHAC POINT	HILCORP ENERGY CO INC	E BTN RG	LA	4.180760	3.085630
EDEN 1-5H	Colony Wash	CHESAPEAKE OPERATING INC.	HEMPHILL	TX	1.209680	0.946450
DUVAL COUNTY RANCH -J- - MULTI	DEJAY	KARPER OIL & GAS CORPORATION	DUVAL	TX	6.964286	6.093756
WIGINTON 2-5H	ALEDO SOUTHWEST	DUNCAN OIL PROPERTIES, INC.	CUSTER	OK	2.428570	1.821430
ARMSTRONG #20-10	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	7.100000	5.325000
RED HILLS UNIT #2 - 2	LUSK	CIMAREX ENERGY CO	LEA	NM	1.445820	1.244640
MEADOWS 4-01 - 1	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.287500
CENTRAL DRINKARD UNIT	DRINKARD	CHEVRONTEXACO	LEA	NM	0.559240	0.471480
MORRISON #1 - 1	AMROW NORTH	TEXLAND PETROLEUM LP	GAINES	TX	8.104690	6.269830
J B TUBB B LEASE	SAND HILLS	APACHE CORP	CRANE	TX	0.909180	0.795510
JOHNSON 40 1 - 1	SLASH RANCH	FOREST OIL CORPORATION	LOVING	TX	1.609040	1.327700
DOBSON SEC 1 #3-1	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	5.242970	4.089520
MCKNIGHT, MB A&F LEASE	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.731770
ARMSTRONG #09	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.856000
HIGGINS TRUST INC - 1	LOVINGTON	PECOS OPERATING COMPANY	LEA	NM	2.348500	1.761980
WILEY GLENNBURN UNIT	WILEY	ENCORE OPERATING, LP	BOTTINEAU	ND	0.638380	0.000000
WEDMAN #1-4	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.375000	3.970160
BUCKTHAL #2-25 - 225	BUCKTHAL-HELTON	FOREST OIL CORPORATION	HEMPHILL	TX	2.062500	1.553750
KEYSTONE #1-13 KEYS - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	6.658260	5.343940
CHARLES 1-24 (Skinner)	MUSTANG & YUKON	PREMIER ENERGY LLC	KINGFISHER	OK	4.411760	3.441180
LINDHOLM GAS UNIT 1 - 1	HOSTETTER	CABOT OIL & GAS CORP	MCMULLEN	TX	6.296720	4.729200
HILL P.C. -D- - 8	QUITO	SEABOARD OIL COMPANY	WARD	TX	0.000001	0.511720
MCKNIGHT, MB C LEASE	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.731770

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
SMITH #8 - 8	CADDO	O'NEAL DRILLING INC	CARTER	OK	2.500000	1.875000
FRANCES SEC 9 #9-1 - 1	MAVERICK	ZEPHYR OPERATING LLC	ROGER MILLS	OK	5.302180	4.203530
CLARK #1-3 - 1-3	Zephyr-Winter	ZEPHYR OPERATING LLC	BLAINE	OK	2.625000	2.100000
STATE AM LEASE 1, 2, & 3 - 3	CAPRITO	CHEVRONTEXACO	WARD	TX	4.062500	3.385420
HEFLEY 4-2 - 2	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000
BREEDLOVE B-DEVONIAN MANY (1-24)	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
ARMSTRONG #05 - 5	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.837910
JENNINGS A FEDERAL #4 - 4	LUSK	HENDRIX JOHN H CORPORATION	LEA	NM	4.678570	3.906610
BREEDLOVE B-43	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
MCKNIGHT, MB LEASE	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.876080
WEDMAN #1-3 - 1-3	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.375000	3.970160
7502 JV-S R.O.C. #1 U - 1U	R.O.C	BTA OIL PRODUCERS	WARD	TX	3.812270	3.812260
HOOPLE (CLEAR FORK) UNIT W 13 - W 13	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.417690	1.085380
FLATHEAD 27-1 - 271	WALKER-CARTER	KEITH F WALKER	CARTER	OK	1.250000	0.923400
RIESLING 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.241150	0.184780
COMSTOCK #9-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
VARIOUS LEASES	PHYLLIS SONORA	BYRD OPERATING CO	SUTTON	TX	2.276000	1.834650
STRONG FED COM #1-E - 1	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	4.904790	4.291690
CLEVELAND 2-84	ZEPHYR-TIMBER CREEK	ZEPHYR OPERATING LLC	HEMPHILL	TX	4.200000	4.987010
WOODS, IMA 1 - 1	KEY (MORROW, UP.)	ZEPHYR OPERATING LLC	Wheeler	TX	2.250000	1.750000
STRONG FED COM #1 - 1	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	3.828130	3.349610
SCHLOSSER FRED ESTATE -B- - 13	ROJO CABALLOS	APACHE CORP	PECOS	TX	1.373600	1.071120
MEADOWS 4-02 - 2	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.550000	2.015630
HENSLEY MORRIS SEC 9 #9-1 - 9-1	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	5.935330	4.629330
JOHNSON #1 - 1	CHEROKITA TREND	DAVON DRILLING CO	GRANT	OK	7.812500	6.825770
BUCKTHAL #1-25 - 1025	BUCKTHAL-HELTON	FOREST OIL CORPORATION	HEMPHILL	TX	2.062500	1.553750
MEADOWS 4-08 - 8	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.968250	2.337100
MCKNIGHT, MB D-1 - MULTI	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.912170
TIGER 493 #1	WASSON	GUNGOLL CARL E EXPLORATION LLC	GAINES	TX	3.000000	2.160000
SL 5021 #2; MARG H STRAY RA SUA - 002	MANCHAC POINT	HILCORP ENERGY CO INC	E BTN RG	LA	4.375000	3.046340
POSSUM 9-1	WALKER-POSSUM SHOAL	KEITH F WALKER	MEADE	KS	3.750000	2.812500
COLE TRUST A #1 - 1	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690
DERBY 1-4H	COLONY WASH	CHESAPEAKE OPERATING INC.	WASHITA	OK	0.289620	0.217210
UNIVERSITY 18-29 #2, 3, 5, 7	WAR-WINK, S	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.443540
SAYRE RANCH SEC 5 #4-5 - 1	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	7.083910	5.314400

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
ARMSTRONG #04 - 4020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	3.493380	2.651910
EAST PACHUTA CREEK OIL UN	PACHUTA CREEK EAST	BERGMAN COMPANIES	CLARKE	MS	0.318570	0.262940
STINGER 41-12 #1 - 41-12	BLUE MOUNTAIN	ABRAXAS PETROLEUM CORPORATION	WIBAUX	MT	3.241880	2.588740
MAHOTA #1-26 - 26-1	CHEROKEE	B&W OPERATING LLC	ROGER MILLS	OK	2.500000	1.875000
FOWLER #2 - 003AL	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.593750	1.195310
GL GAUDET ET AL 3 - 3	HESTER	KEY ENERGY OF CO INC	ST JAMES	LA	0.727000	0.551240
SEVENTY-SIX RANCH 1 1R	WALKER-CHESTERFIELD	KEITH F WALKER	MEADE	KS	3.750000	2.812500
ALEXANDER #2-2	ZEPHYR-WASHITA CREEK Granite Wash	ZEPHYR OPERATING LLC	HEMPHILL	TX	1.500000	1.218390
WILLIAM TAYLOR 29 #3 H - 1	WALKER-CLEVELAND	KEITH F WALKER	ELLIS	OK	1.234380	0.896140
FERRELL A-14 - 14A	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.828560
LEWIS 2U - 1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.621950	0.544430
DELLA COLVIN 1-18 - 1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.855280	0.748360
WEATHERBY IVY B 3 - 3	ROJO CABALLOS	CHEVRONTEXACO	PECOS	TX	0.409380	0.332620
MARILYN 1-5 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.407470
BALLOU #1-30 - 1-30	DEMPSEY	B&W OPERATING LLC	ROGER MILLS	OK	3.856800	2.875240
SANDER #1 - 1-11	ZEPHYR-MAGNESS	ZEPHYR OPERATING LLC	MAJOR	OK	4.250000	3.315000
HEFLEY 4-5 - 5	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000
HEFLEY 4-3 - 3	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000
DOBSON RANCH SEC 2 #1-2	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	6.014060	4.690960
LOUISIANA FURS #5 DISC - 005	ESTHER SW	MOSBACHER ENERGY COMPANY	VERMILION	LA	3.815440	2.887550
ARMSTRONG #02 - 2020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.695510	2.158330
JUANITA EMMETT #1-1 - 1-1	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.250000	0.968750
HAJEK #2-17	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	1.250000	1.000000
CURTNER, S H, -A- 1 - 1	SMR AREA	SABRE OPERATING INCORPORATED	WISE	TX	4.375000	3.708500
DOBSON SEC 1 #2-1 - 201	MAVERICK	ZEPHYR OPERATING LLC	WHEELER	TX	9.401980	7.213980
WAYNICK A-1	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	6.250000	4.687500
WAYNICK 1	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	6.250000	4.687500
REDSTONE 2-18 - 2-18	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.166410	3.333110
MEADOWS 4-05 - 5	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.550000	2.002500
ARMSTRONG #03 - 3020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.938380	2.305310
STRONG FED COM #3 - 3	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	4.912280	4.252190
WILLIAM 29 #4 H - 29-4H	WALKER-CLEVELAND	KEITH F WALKER	ELLIS	OK	1.234380	0.896140
COLE TRUST A #2 - 2	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690
SALLIE 505	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.377930
REED, DM #5 - 5	CABEZA CREEK	MOSBACHER ENERGY COMPANY	GOLIAD	TX	2.500000	1.812500

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
SIMPSON 27-2 - 27-2	NETA-MINNELUSA	RESOLUTE WYOMING	Campbell	WY	1.010420	0.833600
COLE TRUST A #3 - 3	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690
DELLA COLVIN 3-18 - 3	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.855280	0.748360
DULIN #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000
HINK 106	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.377930
VIRGINIA CITY #17-1 - 1-17	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.084820
LONG #1-1 - 1-1	BOKOSHE S	SOUTHERN BAY OPERATING, LLC	LEFLORE	OK	1.294270	0.970700
SL 5021 #3 MPT CIB3 HAZ 3 - 3	MANCHAC POINT	HILCORP ENERGY CO INC	E BTN RG	LA	4.375000	3.181260
BASS 3-59 - 3-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.374000	0.291330
CAMPBELL #2H - 2H	NEWARK EAST	HARDING COMPANY	PARKER	TX	1.250000	0.937500
DOBSON SEC 4 #1-4	MAVERICK	ZEPHYR OPERATING LLC	ROGER MILLS	OK	8.875000	6.922500
BURGUNDY 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.241150	0.184780
Hatfield 1-6R	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
WALSER 206 - 1-5	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.410730
ARMSTRONG #06 - 6020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	1.971740	1.464640
LODE 16-2 - 16-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
LINNIA J 1-18 - 1-18	ZEPHYR-CHAIN RANCH	ZEPHYR OPERATING LLC	DEWEY	OK	4.175320	3.296750
BREEDLOVE B-26	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
TRIGGER #1-35 - 1-35	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	2.256590	1.805270
SUSAN LATHAM #1	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	3.750000	2.812500
INDIANOLA #5	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	3.750000	2.812500
INDIANOLA #6	NEWARK EAST	THE CUMMINGS CO, INC.	ERATH	TX	3.750000	2.812500
BIG CHIEF #8	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.042980	0.782240
SHOOK #A-5 - 5	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.248820	0.212080
HEFLEY 4-7 - 7	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000
COWAN #2-2	WATONGA WEST	ZEPHYR OPERATING LLC	BLAINE	OK	2.588580	1.941160
GATLIN 3-01 - 1	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.773630	2.311080
UNIVERSITY 18-29 #6, 8, 10 - 10	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710
PLAINS UNIT FEDERAL #2 - 2	LUSK	CIMAREX ENERGY CO	LEA	NM	0.000001	0.584820
DREAM 6-1	WALKER-DREAMWEAVER	KEITH F WALKER	MEADE	KS	1.562500	1.175220
JENNINGS FEDERAL COMM #1 - 1	LUSK	RAYA ENERGY CORP.	LEA	NM	2.339290	1.953310
WEDMAN #2-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.375000	4.079160
TUCKER 1-9 35-129-23317 1-9 - 1-9	MAVERICK	MAVERICK-ZEPPHYR OPERATING	Roger Mills	OK	7.142000	5.625000
BRADFORD #1-28A	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	1.220410	0.915380
ENTZ #1 - 1-20	ENTZ	BLAKE PRODUCTION COMPANY	CADDO	OK	0.468750	0.380860

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
COOKSEY #17-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.486030	1.168480
SCHLOSSER, F ET AL 2 - 3	ROJO CABALLOS	CHEVRONTEXACO	PECOS	TX	0.409380	0.332620
CHIANTI 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.129600	0.102180
JENSEN #1-22 - 1-22	EL RENO	CHESAPEAKE OPERATING INC.	CANADIAN	OK	1.864130	1.398160
LORNE 8-4	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
UMPHRESS, C. F. ET #1, 2, 3 - 4	MER-MAX	CIMAREX ENERGY CO	HOWARD	TX	2.265630	1.840820
BIG CHIEF #7 - 7	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.050000	0.831150
ARMSTRONG #07 - 7020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.837910
GODFREY 1-19 - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.279740	3.423780
RYALS #1-33 - 1-33	MORGANTOWN EAST	GUNGOLL CARL E EXPLORATION LLC	JEFFERSON DAVIS	MS	2.724610	2.043460
MEADOWS 89-01 - 1	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.407810	1.866050
WEAVER 29 1R	WALKER-DREAMWEAVER	KEITH F WALKER	MEADE	KS	1.562500	1.175220
ALEXANDER #2-1 - 1	WASHITA CREEK	B&W OPERATING LLC	HEMPHILL	TX	1.500000	1.218390
BASS-CALCOTE 3-59 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.350020	0.261910
DUNN A #3 H - 3H	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	5.829140	4.371860
BENNETT #1-22 - 1-22	EL RENO	CHESAPEAKE OPERATING INC.	CANADIAN	OK	1.875000	1.406250
SALLIE 4-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730
HEFLEY 4-6 - 6	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000
BEN 16 1R - 16-1R	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
KOLE #1 - 1-2	ST ANNES	SOUTHERN BAY OPERATING, LLC	SEMINOLE	OK	1.770230	1.327670
FERRELL, MRS. ISABEL R. A-08 - MULTI	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.828560
CLEVELAND 1-84	ZEPHYR-TIMBER CREEK	ZEPHYR OPERATING LLC	HEMPHILL	TX	4.200000	3.360000
BEV ZAN #2 - 2	CABEZA CREEK	MOSBACHER ENERGY COMPANY	GOLIAD	TX	2.500000	1.812500
PATSY NELL #1 - 108	ZEPHYR-LAKE GEORGE	ZEPHYR OPERATING LLC	HEMPHILL	TX	2.500000	2.000000
RED MOON #1-13 - 1-13	REYDON	THE GHK COMPANY	ROGER MILLS	OK	0.625000	0.437500
AYCOCK M C 1, 5, 7 - 7	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.471040	1.174910
FLYING J 12-9 - 12-9	DILL CITY	CONOCOPHILLIPS	WASHITA	OK	1.275000	0.905250
AYCOCK D W A 2 - 2	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.471040	1.174890
RIVERBEND #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	GARVIN	OK	2.000000	1.560000
LUCKY DOG 1, 2, 4 - 2	QUITO	TEXON OIL COMPANY, INC.	Ward	TX	0.000001	0.511720
CARTWRIGHT 20-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
MICHAEL 8-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
UNIVERSITY 18-30 #2 - 2	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710
EDWIN 1-1 - 1-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	4.735290	3.551470
COOKSEY #12-15 - 12-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.454790	1.071250

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
BROWN 4-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.425000	0.331060
UNIT 25-4 1 - 1	VINTAGE	RANGE RESOURCES	JEFFERSON DAVIS	MS	0.121190	0.090650
SNELL, IRVIN 1 & 3E - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.227060	0.193680
FILLINGIM 88-12 - 12	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090
SAYRE RANCH SEC 5 #3-5 - 1	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	7.089980	5.319720
MCKINLEY 2-20 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.039990	3.231730
TURNBOW, E. L. 3 - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.232810	0.198710
GLEICHMAN #1	HUNTON	NEW DOMINION	SEMINOLE	OK	0.000001	0.715000
ROBINSON/FERRELL - 1	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694460	2.862500
FILLINGIM 88-06 - 6	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090
GATLIN 3-02 - 2	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.357430	1.868070
HEFLEY 4-4 - 4	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000
HOLLINGSWORTH #3 - 3	LOGANSPORT	BP AMERICA PRODUCTION CO	DESOTO	LA	2.535714	1.901791
PONDEROSA #33-01	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
SALLIE 2-5 - 2-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730
HOP SING #1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
MARCUM #1-28 - 1-28	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000
ROWEN #1-6 - 1-6	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.437500	1.078130
FOWLER #3 - 003AL	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.593750	1.195310
COOKSEY #16-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.486030	1.168480
DINERO 16-STATE-4 - 4	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	0.524330	0.399730
WEAVER #2-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000
HOBART 9A1R	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
BRUCE #1-15 - 1-15	PRUE SPRINGER	CONTINENTAL RESOURCES INC	BLAINE	OK	1.150000	0.911790
OFFUTT L. D. 1 & 2 - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.148760	0.123890
CHAMPAGNE 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.129600	0.102180
MORRIS #1-6 - 1-6	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.067220	0.800420
GATLIN 3-03 - 3	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.964260	2.454050
AGNES 1-15H	COLONY WASH	CHESAPEAKE OPERATING INC.	WASHITA	OK	0.033480	0.025110
PUFF ROYALTY WELLS	VARIOUS ORRI	WAPITI OPERATING, LLC	VARIOUS	TX	21.212120	21.212120
AYCOCK M C A 1A, 2A, & 4A - 4A	HOOPLE	GUNGOLL CARL E EXPLORATION LLC	CROSBY	TX	1.471040	1.174910
UNIVERSITY 18-29 #1 - 1	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.654710	0.566620
WILKINSON 1-11	Zephyr-Winter	ZEPHYR OPERATING LLC	BLAINE	OK	2.117060	1.693650
HARPER 1-20 - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.040030	3.231760
CAROLYN #1-36	DEMPSEY	B&W OPERATING LLC	ROGER MILLS	OK	3.750000	2.812500

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
HARTMAN #1-9 - 1-9	SWEETWATER DRAGON	QUESTAR EXPL & PROD CO	ROGER MILLS	OK	1.500000	1.155500
COOK NMD 1-13 - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	6.463990	5.201310
MEADOWS 4-07 - 7	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.400000	2.682500
BREEDLOVE B-40	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
BRYANS MILL UNIT PF RECORD 1 - 1	BRYANS MILL	SULPHUR RIVER EXPLORATION INC	CASS	TX	1.165339	1.019671
RED HILLS UNIT #4 - 4	LUSK	COG OPERATING LLC	LEA	NM	0.000001	0.285920
NEYLAND HEIRS 1-37 - 1-37	SAINT PATRICK	GUNGOLL CARL E EXPLORATION LLC	AMITE	MS	3.375000	2.557790
MONCRIEF #1 - 1	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.246880	0.949010
BUCKINGHAM 105 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730
MCDONALD #1 - 1	MIDDLEFORK	F W RABALAIS	LINCOLN	LA	1.593750	1.195310
COOKSEY #04-22 - 4-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.438990	1.060170
LEE #4-2 - 2	LEE	CHESAPEAKE OPERATING INC.	WHEELER	TX	1.312500	0.984380
GINGER KAY 28-3	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
COOKSEY #05-15 - 5-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.438990	1.060170
COOKSEY #03 - 3-C	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.441410	1.062100
FEDERAL #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000
ALLEY 2-17 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.827250	3.061780
SAYRE RANCH SEC 5 #5-5 - 1	MAVERICK	ZEPHYR OPERATING LLC	ROGER MILLS	OK	8.472780	6.354590
MEADOWS 4-04 - 4	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	1.500000	1.162500
FILLINGIM 88-02 - 2	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090
MCKNIGHT, MB E-2 - 2	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.876080
BASSETT 13-02 - 2	MUSTANG & YUKON	LINN OPERATING INC.	CANADIAN	OK	0.000001	0.165950
GAS FARM 1-17 - 1-17	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	4.324740	3.459780
BUCKINGHAM 205 - 2-5	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.410730
KEITH 1-58 - 1-58	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.377930
COOK 2-7 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.827340	3.061850
EL CHICO #2 H - 2H	NEWARK EAST	CARRIZO OIL & GAS, INC	PARKER	TX	0.400000	0.300000
OBENCHAIN B3H - B3H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
SELF GAS UNIT #69-3 - 1	HOSTETTER	CHEVRONTEXACO	DUVAL	TX	4.760670	3.610120
HOSS 21-1 - 21-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
UNIVERSITY 18-31 #6 - 6	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710
MCCOMB M GAS UNIT 1 - 1	MCCOMB	EXXONMOBIL CORPORATION	PECOS	TX	2.588240	2.102940
GARR 3-11 - 3-11	MUSTANG & YUKON	PYRAMID OIL OF AMERICA INC	Canadian	OK	0.698000	0.523500
FILLINGIM 88-01 - 1	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963400	0.761092
WEIDEMANN 2-11 - 2-11	MUSTANG & YUKON	PYRAMID OIL OF AMERICA INC	CANADIAN	OK	1.198000	0.898500

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
RUTH ANN #1-14 - 1-35	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	2.061670	1.546250
JAGGER DEAN #1 - 34-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
CRANZ #14 - 14	SPEAKS SW	MOSBACHER ENERGY COMPANY	LAVACA	TX	3.428730	2.532620
FILLINGIM 88-09 - 9	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090
TURNBOW, E. L. 4 - 4	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.232810	0.198710
OBENCHAIN E2H - E2H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
RYAN #2-6 - 2-6	RED OAK	SOUTHERN BAY OPERATING, LLC	LATIMER	OK	0.519380	0.389530
ABBIE COLVIN T 1-25 - 1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.310840	0.271980
LITTLE JOE 28-1 - 28-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
FILLINGIM 88-08 - 8	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090
KAPLAN 2-1	MUSTANG & YUKON	D C ENERGY INCORPORATED	CANADIAN	OK	0.823890	0.900330
RSK #4 - 4	NEWARK EAST	WOLSEY WELL SERVICE	WISE	TX	1.800000	1.278000
COKER SEC 10 #10-1 - 101	MAVERICK	CROWN ENERGY COMPANY	ROGER MILLS	OK	6.111110	4.766600
HILLBOLDT, D. C. - 1	ORANGE HILL, S	QUAIL CREEK OIL CORPORATION	ORANGE	TX	1.567060	1.303640
BEACONS GULLY 7500' FRIO SAND - 1	BEACONS GULLY	WAGNER OIL COMPANY	EVANGELINE	LA	1.471810	1.095080
UGLY HOG #1 - 1	QUITO	SEABOARD OIL COMPANY	Ward	TX	6.140630	4.701420
CORDES 1-15 - 1-15	ALEDO SOUTHEAST	LINN OPERATING INC.	CUSTER	OK	0.133650	0.121100
COOKSEY #14-22 - 14-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.445040	1.064410
BREEDLOVE B-37 R	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
BASS 5059 - 5-59	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.410730
OBENCHAIN D2 - D2H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
OBENCHAIN A3H - A3H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
COOKSEY #15-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.514600	1.244030
INLOW 1-14 - 1-14	MAYFIELD	CHESAPEAKE OPERATING INC.	BECKHAM	OK	0.320000	0.240000
STEFFEN HARVEY 2 - 2	WATONGA-CHICKASHA TREND	RANGE RESOURCES	CANADIAN	OK	0.261720	0.227710
WATSON, MATTIE 1-25 - 1	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.310840	0.271980
OBENCHAIN E3H - E3H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
NELLIE 21 - 1	LOVINGTON	CHESAPEAKE OPERATING INC.	LEA	NM	1.661430	1.247230
BRADLEY A #7 - 7-T	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380
NEYLAND HEIRS 1-07 - 1-7	SAINT PATRICK	GUNGOLL CARL E EXPLORATION LLC	AMITE	MS	2.250000	1.700010
BASSETT 12-01 - 1-12	MUSTANG & YUKON	LINN OPERATING INC.	CANADIAN	OK	0.200000	0.254170
BREEDLOVE B-30	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.145380	0.132720
OBENCHAIN D1H - D1H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
BREEDLOVE B-39	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
HOFFMAN 1-11H	ALEDO SOUTHWEST	DUNCAN OIL PROPERTIES, INC.	CUSTER	OK	1.829270	1.431400

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
GARR 2-11 - 11-2	MUSTANG & YUKON	GDA INVESTMENTS INCORPORATED	CANADIAN	OK	1.083230	0.866580
BROWN 1-5 - 105	KELTON EAST	APACHE CORP	WHEELER	TX	0.375000	0.292110
TURNBOW 5	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.258370	0.220070
PATHFINDER #2-13 - 2-13	REYDON	THE GHK COMPANY	ROGER MILLS	OK	0.652290	0.506360
DEVENIE KAY 28-2 - 28-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
COOKSEY #13-22 - 13-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.439860	1.060770
COOKSEY #07-22 - 7-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.525910	1.135280
DUNN A #1 - 1	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	5.829140	4.371860
DINERO 16-STATE-5 - 5	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.500000	1.125000
ADAM #28-1 - 28-1	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
GROTTO ROUGE 1-30 - 1-30	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.707700	2.980640
TARON 2-28H/28	SNEAKY PETE	TRANSPRO ENERGY LLC	POTTOWATOMIE	OK	2.625000	2.100000
KEYSTONE #1-13 CHEROKEE - 1	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	6.658260	5.343940
COLTHARP 1-58 (REENTRY) - 1-58	KELTON EAST	APACHE CORP	WHEELER	TX	0.461910	0.332580
SALLIE 3-5 - 1-5	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.410730
BROWN 205 - 2-5	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.375000	0.292110
OBENCHAIN F1H - F-1H	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
BREEDLOVE B-25	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
COLTHARP 2-58 - 2-58	KELTON EAST	SANGUINE GAS EXPLORATION	WHEELER	TX	0.524900	0.377930
MEADOWS 4-06 - 6	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	2.700000	2.122500
BREEDLOVE B-36	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.234030	0.199780
DUNN A #2 - 2	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	5.009420	3.757060
MURRAY A E #2 - 2	SUPRON	ROSETTA RESOURCES OPERATING LP	NACOGDOCHES	TX	0.520780	0.359760
COOKSEY #02 - 2-C	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.438990	1.060170
GREENE 8-3	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
BARBOUR 12-3 - 12-3	MINCO EAST	LINN OPERATING INC.	CANADIAN	OK	0.067860	0.055090
DOBSON RANCH SEC 6 #1-6 - 1	MAVERICK	CHESAPEAKE OPERATING INC.	ROGER MILLS	OK	1.890010	1.535140
HORTON ESTATE 1-1 - 1-1	SAINT PATRICK	GUNGOLL CARL E EXPLORATION LLC	WILKNSON	MS	2.250000	1.713080
ZINFANDEL 1 - 1	VINTAGE	TELLUS OPERATING GROUP LLC	JEFFERSON DAVIS	MS	0.241150	0.181760
SHOOK, H. L., A 4 - MULTI	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.228880	0.200530
BLOCKER #21-2 - 21-2	WALKER-FANGTASTIC	KEITH F WALKER	MEADE	KS	1.562500	1.175220
DETRIX #48-1 - 1048	HIGGINS S	ARNOLD OIL PROPERTIES	HEMPHILL	TX	3.500000	2.800000
COOKSEY #09-22 - 9-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.526180	1.135510
BLACK RIVER FED #1 - 1	WHITE CITY	MURCHISON OIL & GAS INCORPORAT	EDDY	NM	4.445540	3.889840
WORD FAYE #1 - 1046	HIGGINS S	ARNOLD OIL PROPERTIES	HEMPHILL	TX	3.500000	2.800000

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
COOKSEY #10-22 - 10-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.526180	1.135510
GRAFT #1 - 1-9	ZERBY	PAYNE EXPLORATION COMPANY	CUSTER	OK	2.500000	1.875000
UNIVERSITY 18-31 #4 - 4	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710
UNIVERSITY 18-29 #4 - 4	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710
USA #14-5 - 14-15	PISTOL RIDGE DEEP	GUNGOLL CARL E EXPLORATION LLC	PEARL RIVER	MS	1.990810	1.493110
BREEDLOVE B-44 - 44	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.302070	0.257480
COOKSEY #08-22 - 8-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.520510	1.131500
LOUISIANA FURS #4	ESTHER SW	MOSBACHER ENERGY COMPANY	VERMILION	LA	3.815440	2.887550
DOBSON SEC 1 #1-1 - 1	MAVERICK	CROWN ENERGY COMPANY	WHEELER	TX	5.156250	4.054330
EBLING 2-1 - 1-Feb	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.266140	3.950000
BASS 2-59 - 3-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.407820	0.304160
BEAR 1-19 - 1-19	EAKLY-WEATHERFORD TREND	UNIT PETROLEUM CORP	CADDO	OK	0.148760	0.151310
PATTY #1-33 - 1-33	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.525000	1.969500
BRADLEY A #9 - 9	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380
WIGGINS #2 - 2	NEWARK EAST	HILLWOOD ALLIANCE OPERATING CO	TARRANT	TX	1.800000	1.340460
BASS-CALCOTE 2-59 - 1-59	KELTON EAST	APACHE CORP	WHEELER	TX	0.350020	0.261910
BREEDLOVE B-28	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
WEAVER #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000
OBENCHAIN B2 - B2	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
COLE TRUST A #4 - 4	NEWARK EAST	ENCANA OIL & GAS (USA) INC.	DENTON	TX	4.156250	2.784690
LEWIS 2D - 002D	RUSTON	DEVON ENERGY PRODUCTION CO.	LINCOLN	LA	0.621950	0.527580
FENTON SEC 33 #1-33 - 1	MAVERICK	CHESAPEAKE OPERATING INC.	ROGER MILLS	OK	0.750000	0.597520
COOKSEY #06-22 - 6-22	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.527430	1.136440
BRADLEY A #8 - 8	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380
HEFLEY 4-8 - 8	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	3.000000	2.325000
LOUISIANA FURS #3 - 003AL	ESTHER SW	MOSBACHER ENERGY COMPANY	VERMILION	LA	3.815440	2.887550
MCDANIEL, LOIS #1 - 1	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710
BRADLEY A #3 - 3	BOX CHURCH	XTO ENERGY INC	LIMESTONE	TX	1.116290	0.971380
HENDERSON #3 - 3	SPEAKS SW	VENOCO INC.	LAVACA	TX	0.000001	0.022540
COOKSEY #11-15 - 11-15	CHISMVILLE	FOREST OIL CORPORATION	LOGAN	AR	1.526180	1.135510
BLACKSTONE MINERALS #1-31 - 1	POPLARVILLE	GUNGOLL CARL E EXPLORATION LLC	PEARL RIVER	MS	5.000000	3.500000
BOSWELL #1-11 - 1-11	ROLL SW	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	2.409490	1.824450
ROSA 1-6 - 1-6	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	5.147060	3.860290
DOKE 2-8 - 2	SPELUNKER & WALSH	ENERGY ALLIANCE CO INCOR	BACA	CO	3.827250	3.061780
NORTH WHITE #1	NEWARK EAST	HARDING COMPANY	PARKER	TX	0.600000	0.450000

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
HENDERSON #2 - 2	SPEAKS SW	VENOCO INC.	LAVACA	TX	0.000001	0.022540
EL CHICO #1 H - 1H	NEWARK EAST	CARRIZO OIL & GAS, INC	PARKER	TX	0.400000	0.300000
OBENCHAIN B1 - B1	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
MOORE, KATHLEEN J. B1 - 1	ROJO CABALLOS	APACHE CORP	PECOS	TX	0.361880	0.300910
PYOTE GAS UNIT #5 - 1A	BLOCK 16 (DEVONIAN)	MOSBACHER ENERGY COMPANY	WARD	TX	0.648380	0.516300
PETREE ESTATE #1-12 - 1-12	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	1.562500	1.171880
WRIGHT STAR UNIT 1 #1 - 1	NEWARK EAST	EXTERRA ENERGY INC	DENTON	TX	0.300000	0.222000
BREEDLOVE B-31	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.145230	0.132610
McCRARY #1-32 - 1-32	MOUDRY	QUESTAR EXPL & PROD CO	BLAINE	OK	0.572000	0.395520
BRYAN #1-19 - 1-19	DEMPSEY	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.500000	1.125000
AUSTIN 1-6 - 1-6	KELTON EAST	APACHE CORP	WHEELER	TX	0.524900	0.406770
TURLEY #1-09 - 1-9	ROLL SW	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.571170	1.178380
FILLINGIM 88-07 - 7	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	1.029530	0.813990
MONROE #2 - 2	QUITO	GRIFFIN PETROLEUM COMPANY	WARD	TX	0.000001	0.013670
EASTMAN #1 - 1	NEWARK EAST	HARDING COMPANY	PARKER	TX	0.400000	0.300000
GRAYSON #1-13 - 1-13	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	1.596490	1.277190
POKEY #14-2 - 14-2	WALKER-POKEY	KEITH F WALKER	BEAVER	OK	1.562500	1.169800
EARL #1-21 - 1-21	RIVER	PREMIER ENERGY LLC	DEWEY	OK	4.571430	3.428570
DAVIS 9-4 #1-21H	SNEAKY PETE	TRANSPRO ENERGY LLC	POTTOWATOMIE	OK	2.625000	2.100000
DAVIS 3-21H/15	SNEAKY PETE	TRANSPRO ENERGY LLC	POTTOWATOMIE	OK	2.625000	2.100000
HILL #1-29 - 1-29	WILSON	SOUTHERN BAY OPERATING, LLC	BECKHAM	OK	0.705790	0.530900
HAJEK #1-17 - 1-17	WATONGA WEST	CONTINENTAL RESOURCES INC	BLAINE	OK	1.250000	1.000000
SIDES #3-9 - 3-9	REYDON	B&W OPERATING LLC	ROGER MILLS	OK	2.250000	1.687500
LEON #1-10 - 1-10	ROLL SW	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.480400	1.115020
INDEPENDENCE 28-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	1.333200	1.103210
HUNT #1-27 - 1-27	RANKEN-KIM	RANKEN ENERGY CORPORATION	MCCLAIN	OK	2.000000	1.560000
MILDRED #1-1 - 1-1	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	4.735290	3.551470
YULONDA 29 #2 - 29-2	WALKER-CLEVELAND	KEITH F WALKER	ELLIS	OK	1.234380	0.896140
ARMSTRONG #08 - 8020	ZEPHYR-STILES RANCH	ZEPHYR OPERATING LLC	WHEELER	TX	2.474240	1.837910
WEIDEMANN 1-11	MUSTANG & YUKON	GDA INVESTMENTS INCORPORATED	CANADIAN	OK	1.083330	0.866670
BIG CHIEF #6 - 6	BIG CHIEF	DINERO OPERATING CO	EDDY	NM	1.050000	0.831150
KORCZAK #1 - 1	LUSK	NADEL & GUSSMAN PERMIAN LLC	LEA	NM	3.216520	2.626770
HOFFMAN 1-27	DILL CITY	MARATHON OIL COMPANY	WASHITA	OK	0.472660	0.354490
FILLINGIM 88-10 - 10	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	0.963410	0.761090
CAMPBELL #1 - 1	NEWARK EAST	HARDING COMPANY	PARKER	TX	1.250000	0.937500

Case Name	FIELD	Operator	COUNTY	STATE	WI %	RI %
MEADOWS 4-03 - 3	BUFFALO WALLOW	ELAND ENERGY	HEMPHILL	TX	1.500000	1.162500
BETTY LOU#1-21 - 1-21	STERLING	SOUTHERN BAY OPERATING, LLC	COMANCHE	OK	2.500000	1.900000
LILLIE #1-33 - 1-33	WATONGA WEST	ZEPHYR OPERATING LLC	BLAINE	OK	1.920000	1.536000
HATCHER #1-35 - 1-35	ZEPHYR-PRUE SPRINGER	ZEPHYR OPERATING LLC	CANADIAN	OK	3.125000	2.500000
ROSE #1-33 - 1-33	BERWYN SYNCLINE	L E JONES OPERATING INC	CARTER	OK	2.536980	2.041070
WALKER, P. ET AL - 6	QUITO	ANADARKO PETROLEUM CORPORATION	WARD	TX	0.519670	0.454710
NECTAR 1-52 - 1	KELTON EAST	BP AMERICA PRODUCTION CO	WHEELER	TX	0.000001	0.005250
MCKNIGHT, MB B-2 - MULTI	SAND HILLS	BURNETT OIL CO INC	CRANE	TX	2.309010	1.731770
FARRIS J7 #1-22 - 1-22	DILL CITY	JMA ENERGY COMPANY LLC	WASHITA	OK	3.125000	2.476560
FILLINGIM 88-05 - 5	BUFFALO WALLOW	LINN OPERATING INC.	HEMPHILL	TX	1.029530	0.813990
CURTISS, JEFF #1 - 1	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.955560
FERRELL A-11 - 11	RAMIRENA	MOSBACHER ENERGY COMPANY	LIVE OAK	TX	3.694450	2.828560
YATES 20-10 #1 - 1	JAYNESVILLE	PALMER PETROLEUM INC.	COVINGTON	MS	0.109810	0.092540
RABB JA #2 - 002AL	CHOUDRANT SOUTH	PALMER PETROLEUM INC.	LINCOLN	LA	0.640000	0.483200
WRIGHT 33-3	MUSTANG & YUKON	PREMIER ENERGY LLC	CANADIAN	OK	1.992990	1.497700
OBENCHAIN A2 - A2	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
OBENCHAIN E1 - E1	NEWARK EAST	RANGE RESOURCES	DENTON	TX	0.625000	0.462500
BREEDLOVE LOC B-47	BREEDLOVE	ROFF OPERATING COMPANY	MARTIN	TX	0.229490	0.195810
MAGPIE #1-4 - 1-4	REYDON	SOUTHERN BAY OPERATING, LLC	ROGER MILLS	OK	1.464840	1.112650
HANNEMAN #1-36 - 1-36	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	0.875000	0.652930
MADBULL #1-35 - 1-35	EL RENO	UNITED PRODUCTION CO	CANADIAN	OK	0.625000	0.467500
BOUTTE, CHARLIE #2 & YOUNG E #1 - 2	BEACONS GULLY	WAGNER OIL COMPANY	EVANGELINE	LA	1.472650	1.095760
SEMITROPIC #1 PUD - 1-1	SEMITROPIC	PREMIER ENERGY LLC	MONTREY	CA	3.529410	2.647060

						Total Bid